UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2021

EPSILON ENERGY LTD.

(Exact name of registrant as specified in charter)

Alberta, Canada	001-38770	98-1476367
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

16945 Northchase Drive, Suite 1610

Houston, Texas 77060

(Address of principal executive offices, including zip code)

(281) 670-0002

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Shares, no par value	EPSN	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ⌧ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Epsilon held its 2021 Annual General and Special Meeting of shareholders on June 16, 2021. Of the 23,985,799 shares of the Company’s common shares issued and outstanding as of the record date and entitled to vote at the 2021 Meeting, 18,106,513 shares, or approximately 75%, were represented at the meeting in person or by proxy, constituting a quorum. At the 2021 Meeting, the Company’s shareholders were requested to (1) set the number of directors to be elected at the 2021 Meeting at eight; (2) elect eight directors to serve on the Company’s Board of Directors for a term of office expiring at the Company’s 2022 Annual General Meeting of shareholders; and (3) appoint BDO USA, LLP as auditors of the Company for the ensuing year.

Proposal 1:The Company’s shareholders voted to set the number of directors to be elected at the meeting at eight. The voting results were as follows:

Votes For	Votes Against	Broker Non-Votes
14,540,978	360	3,565,175

Proposal 2:Each of the director nominees up for election were elected for a term of office expiring at the Company’s 2022 Annual General Meeting of shareholders. Votes regarding the election of these directors were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
John Lovoi	13,311,893	1,229,445	3,565,175
Matt Dougherty	13,380,644	1,160,694	3,565,175
Stephen Finlayson	14,062,543	478,795	3,565,175
Mike Raleigh	14,259,863	281,475	3,565,175
Jacob Roorda	14,259,173	282,165	3,565,175
Jason Stankowski	14,539,898	1,440	3,565,175
Tracy Stephens	14,343,258	198,080	3,565,175
David Winn	14,539,423	1,915	3,565,175

Proposal 3:The Company’s shareholders ratified the appointment of BDO USA, LLP as auditors for the Company for the fiscal year ending December 31, 2021. The voting results were as follows:

Votes For	Votes Withheld	Broker Non-Votes
18,106,453	60	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPSILON ENERGY LTD.

Date: June 17, 2021	By:	/s/ B. Lane Bond
B. Lane Bond
Chief Financial Officer